SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 22, 2003



                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)




           DELAWARE                1-9390                   95-2698708
 ---------------------------  ----------------   -------------------------------
    (State of Incorporation)  (Commission File   I.R.S. Employer Identification
                                   Number)                   Number)



             9330 BALBOA AVENUE, SAN DIEGO, CA               92123
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         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (858) 571-2121
                                                           --------------





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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

     On January 22, 2003, Jack in the Box Inc. (the "Company") entered into a new $350 million senior credit facility arranged by Wachovia Securities (the "New Credit Facility"). The new financing comprises a $200 million revolving credit facility with a three year term and an initial rate of London Interbank Offered Rate ("LIBOR") plus 2.25 percent, and a $150 million term loan to be amortized over 4.5 years at an initial rate of LIBOR plus 3.25 percent. The Company's obligations under the New Credit Facility are guaranteed by certain subsidiaries. The Company and each of its certain subsidiaries granted liens in substantially all of their personal property assets to secure their respective obligations under the New Credit Facility. Under certain circumstances, the Company and each of its certain subsidiaries will be required to grant liens in certain real property assets to secure their respective obligations under the New Credit Facility.

     The New Credit Facility replaces a $175 million revolving credit facility which was due to expire March 31, 2003. Proceeds from the New Credit Facility at closing were used to repay the Company's old credit facility. Additional proceeds from the New Credit Facility will be used for general corporate purposes, including letters of credit, working capital, capital expenditures, and costs associated with the Company's recent acquisition of Qdoba Restaurant Corporation.

     The Credit Agreement with respect to the New Credit Facility is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

ITEM  7(c)    Exhibits.  The following exhibits are filed with this report.

Number              Description
------              -----------
99.1                Press release issued January 22, 2003
99.2                Credit Agreement dated as of January 22, 2003 by and among
                      Jack in the Box Inc. and the lenders named therein





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               JACK IN THE BOX INC.


                                               By: JOHN F. HOFFNER
                                                   ---------------------------
                                                   John F. Hoffner
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   Principal Financial Officer)
                                                   (Duly Authorized Signatory)


Date:  February 6, 2003





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                                  EXHIBIT INDEX

Number                 Description
-------                -----------
 99.1                  Press release issued January 22, 2003
 99.2                  Credit Agreement dated as of January 22, 2003 by and
                          among Jack in the Box Inc. and the lenders named therein